                                                                   EXHIBIT 10.92

                                                                       EXHIBIT C

                                     RELEASE

         Each of The 1818 Mezzanine Fund, L.P., a Delaware limited partnership (the "FUND"), PC Investment Company, a Delaware corporation ("PCI"), Progressive Investment Company, Inc., a Delaware corporation ("PROGRESSIVE"), Manufacturers Life Insurance Company (U.S.A.), a Michigan corporation ("ML"), and The Structured Finance High Yield Fund, LLC, a Delaware limited liability company ("SFHY"), for itself and on behalf of its parent, subsidiaries, affiliates, partners, members, officers, directors, employees, agents, successors and assigns (collectively, the "RELEASORS"), in exchange for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, releases and discharges National Auto Finance Company, Inc., a Delaware corporation (the "COMPANY") and its subsidiaries and divisions, and each and all of their respective current and former directors, officers, employees, agents and representatives (in their capacity as such) and their respective executors, administrators, predecessors, successors, personal representatives and assigns (collectively, the "RELEASEES") from all known and unknown actions, causes of action, suits, debts, dues, sums of money, accounts, bonds, bills, covenants, contracts, controversies, agreements, promises, damages, judgments, executions, claims and demands whatsoever, in law or equity, which against the Releasees the Releasors ever had, now have, or hereafter can, shall or may have, by reason of any matter, cause or thing relating to the Company from the beginning of the world to the date of this Release, provided, however, that this Release shall not be deemed to release the Company from performing its contractual obligations under the Restructuring Documents (as such term is defined in that certain Restructuring Agreement, dated as of even date herewith, by and among the Company, National Auto Finance Company, L.P., National Auto Finance Corporation, Nova Financial Corporation, Nova Corporation, Gary L. Shapiro, Edgar A. Otto, Stephen L. Gurba and the Releasors (the "RESTRUCTURING AGREEMENT").

         This Release is the release contemplated by, and attached as Exhibit C to, the Restructuring Agreement.

         IN WITNESS WHEREOF, each of the Releasors has duly executed this Release this 7th day of April, 1999.

                                        THE 1818 MEZZANINE FUND, L.P.
                                        By: Brown Brothers Harriman and Co.,
                                            its General Partner


                                        By: /s/ JOSEPH P. DONLAN
                                            ------------------------------------
                                            Name:   Joseph P. Donlan
                                            Title:  Senior Manager

                                        PC INVESTMENT COMPANY


                                        By: /s/ EVELYN ERB
                                            ------------------------------------
                                            Name:   Evelyn Erb
                                            Title:  Portfolio Manager


                                        PROGRESSIVE INVESTMENT COMPANY, INC.


                                        By: /s/ EVELYN ERB
                                            ------------------------------------
                                            Name:   Evelyn Erb
                                            Title:  Portfolio Manager


                                        MANUFACTURERS LIFE INSURANCE COMPANY
                                          (U.S.A.)


                                        By: /s/ RAYMOND L. BRITT
                                            ------------------------------------
                                            Name:   Raymond L. Britt
                                            Title:  Senior Managing Director


                                        THE STRUCTURED FINANCE HIGH YIELD
                                           FUND, LLC


                                        By: /s/ MICHAEL J. BOZZO
                                            ------------------------------------
                                            Name:   Michael J. Bozzo
                                            Title:  Vice President


                                      -2-